RETIREMENT AGREEMENT

         This RETIREMENT AGREEMENT ("Agreement") is entered into this 30th day of April, 2004 ("Effective Date") by and among Reserve Bancorp, Inc. (the "Company") with its principal place of business headquartered in Pittsburgh, Pennsylvania, Reserve Bank ("Bank"), a federally chartered savings bank having its principal place of business located in Pittsburgh, Pennsylvania and Richard
A. Sinewe ("Employee").

         WHEREAS, Employee has previously served the Company and the Bank as its President and a member of the board of directors;

         WHEREAS, the Company recognizes the specialized knowledge and expertise of the Employee related to the business affairs of the Company and the Bank; and

         WHEREAS, Employee and the Company desire to enter into a retirement and non-competition agreement upon the terms and conditions hereinafter contained;

         NOW, THEREFORE, in consideration of the covenants and terms contained in this Agreement as set forth herein and of the mutual benefits accruing to Company, the Bank and to Employee from the retirement and non-competition agreement between the parties as set forth by the terms of this Agreement, Company, Bank and Employee, each intending to be legally bound, hereby agree as follows:

1. Retirement.
   ----------

         This Agreement shall constitute written notice from the Employee and acceptance by the Company, the Bank, and all other subsidiaries of such entities that effective as of April 30, 2004, the Employee hereby irrevocably resigns as a director of the Company, the Bank, and all other subsidiaries of such entities (collectively, the "Companies"). In addition, this Agreement shall constitute irrevocable written notice of resignation and early retirement by the Employee and acceptance by the Companies on April 30, 2004, that as of December 31, 2004 ("Termination Date"), the Employee hereby terminates his status as an employee of the Companies. During the period from April 30, 2004 through the Termination Date, the Employee shall remain available upon request by the President of the Company or the Bank to furnish information and advice that may be reasonably requested of him from time to time with regard to the prior operations and activities of the Company and the Bank and related records. During such period from April 30, 2004 through the Termination Date, the Bank shall not be obligated to furnish the Employee with office facilities or use of office equipment of the Company or the Bank, nor shall the Employee be authorized to utilize any Company or Bank charge accounts, credit cards or other credit facilities which would obligate the Companies to make payment to any party, except upon specific invitation or authorization by the Bank President.

2.   Non-Competition and Confidential Business
     -----------------------------------------

         During the period commencing on the Effective Date and ending as of December 31, 2007;

         (a) Employee will not, without the express written consent of the Companies, directly or indirectly communicate or divulge to, or use for his own benefit or for the benefit of any other person, firm, association, or corporation, any of the trade secrets, proprietary data or other confidential information communicated to or otherwise learned or acquired by the Employee from the Companies ("Confidential Information"), except that Employee may disclose such matters to the extent that disclosure is required by a court or other governmental agency of competent jurisdiction.

         (b) Employee will not contact (with a view toward selling any product or service competitive with any product or service sold or proposed to be sold by the Companies) any person, firm, association or corporation (A) to which the Companies sold any product or service during the five years prior to the Effective Date, (B) which Employee solicited, contacted or otherwise dealt with on behalf of the Companies, or (C) which Employee was otherwise aware was a client of the Companies. Employee will not directly or indirectly make any such contact, either for his own benefit or for the benefit of any other person, firm, association, or corporation.

         (c) Employee hereby agrees that he shall not, on his own behalf or on behalf of others, employ, solicit, or induce, or attempt to employ, solicit or induce, any employee of the Companies, for employment with any financial services enterprise (including but not limited to a savings and loan association, bank, credit union, or insurance company), nor will the Employee directly or indirectly, on his behalf or for others, seek to influence any employee of the Companies to leave the employ of the Companies.

         (d) Employee will not make any public statements regarding the Companies without the prior consent of the Companies, and the Employee shall not make any statements that disparage the Companies or the business practices of the Companies. At all times on and after the Effective Date, the Employee will make no representations that any of his personal or professional activities are approved by, endorsed by, being promoted by or made in cooperation with the Companies, unless prior written approval is obtained from the Companies. The Company shall not knowingly or intentionally make any statements that disparage the Employee.

(e) Employee shall not:

                           (i) propose to the Company or any other person any transaction between a third-party and the Company and/or its security holders or involving any of its securities or security holders;

                           (ii) acquire,  offer to acquire,  or agree to acquire
                  or assist, advise or encourage any other person or entity in acquiring, directly or indirectly, by purchase, tender offer or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of the Company or any subsidiary thereof, or of any successor to, or person in control of the Company, or any asset of the Company or any subsidiary or division thereof or of any such successor or controlling person; provided that such limitations on the activities of the Employee shall not apply to such Employee with respect to any proposal or transaction presented by a third-party to the Company which shall be approved or endorsed by the Company in advance of any public announcement of such proposal or transaction for actions taken by the Employee after such Company approval or endorsement;

                           (iii) make,  or in any way  participate,  directly or
                  indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the rules of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to the voting of any voting securities of the Company;

                           (iv) make any public announcement with respect to, or
                  submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving the Company or any of its securities or assets;

                           (v) form, join or in any way participate in a "group"
                  as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the change in control rules of the Office of Thrift Supervision (12 C.F.R. part 574) in connection with any of the foregoing.

                           (vi) otherwise act alone or "in concert" with others to seek to "control" the management, Board of Directors or policies of the Company, or any subsidiary thereof, within the meaning of 12 C.F.R. Part 574.

         (f) Employee acknowledges and agrees that irreparable injury will result to the Companies in the event of a breach of any of the provisions of this Section 2 (the "Designated Provisions") and that the Companies will have no adequate remedy at law with respect thereto. Accordingly, in the event of a material breach of any Designated Provision, and in addition to any other legal or equitable remedy the Companies may have, the Companies shall be entitled to the entry of a preliminary and a permanent injunction (including, without limitation, specific performance by a court of competent jurisdiction located in the Commonwealth of Pennsylvania, or elsewhere), to restrain the violation or breach thereof by Employee, and Employee shall submit to the jurisdiction of such court in any such action.

3.   Compensation
     ------------

          a. Company agrees to pay Employee for his commitments and agreements as contained herein, including Section 2 herein, in lieu of any other salary or compensation for services to be rendered from the Effective Date through the Termination Date, the aggregate compensation of $38,900.00 payable in the form of eight (8) equal cash payments of $4,862.50 per month (less applicable tax withholding) during the months of May 2004 through December 2004. The Employee and the Company acknowledge that compliance by the Employee with the conditions set forth at Section 2, herein, is an essential component of this Agreement, and that such compliance is necessary for the Company to obtain the full value of its consideration paid under this Agreement. The parties agree that Employee shall not be entitled to participate in or receive benefits under any Company or Bank programs maintained for its employees, except as specifically agreed to by the parties and detailed herein.

          b. During the period of continued employment from the Effective Date and ending on the Termination Date, the Employee shall continue to be eligible to participate in the Bank's group life insurance program, eye care insurance coverage, dental insurance coverage, employee checking program, employee loan discount program, the Bank's Employee Stock Ownership Plan, and the Bank's 401k plan. The stock options to purchase shares of stock of the Company held by the Employee as of the Termination Date shall cease to be exercisable thereafter in accordance with their initial provisions. All stock options held by the Employee as of the Termination Date that are not yet exercisable shall be forfeited as of the Termination Date. All stock awards under the Bank's 2003 Restricted Stock Plan that have not been earned and vested as of the Termination Date shall be forfeited as of such date.

4. Releases and Covenants
   ----------------------

                (a) Employee hereby irrevocably and unconditionally releases, acquits, and forever discharges the Companies, its owners, parent, subsidiaries, affiliates, related entities, officers, directors, agents, and employees, from any and all claims, demands, or causes of action based upon any past action, omission, or event, whether known or unknown, and whether or not in litigation which Employee may have or which could be asserted by another on Employee's behalf, based on any action, omission, or event relating to Employee's employment at the Companies and/or the cessation thereof through the date Employee executes this Agreement (collectively, the "General Release"). This General Release includes actions claiming violation of Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. 2000e et seq., the Americans with Disabilities Act, the Age Discrimination in Employment Act, as amended by the Older Workers' Benefit Protection Act, all state and local fair employment and or anti-discrimination laws and regulations, and any other applicable federal, state, or local law, order or regulation. This General Release also includes any claims for wrongful discharge or that the Companies have dealt with Employee unfairly or in bad faith, and actions raising tortious claims, actions raising any claim of express or implied contract of employment, or any other cause of action or claims of violation of common law. This General Release is for any and all relief, without regard to its form or characterization. Included in this General Release are any and all claims for attorneys' fees and for future damages allegedly arising from the alleged continuation of the effects of any past action, omission, or event.

                  (b) Employee further states that he has carefully read the foregoing, has had sufficient opportunity to review and deliberate the foregoing with or without counsel of Employee's own choosing, has been advised of the opportunity to consult with an attorney, has had the advice of counsel of his choosing, knows and understands the contents of this Agreement and related General Release, and signs the same as Employee's free and independent act. No inducements, representations, or agreements have been made or relied upon to make this Agreement except as stated in this Agreement.

                  (c) Employee understands and acknowledges that the General Release and waiver of claims contained herein is exchanged for a portion of the compensation described at Section 3, herein, which compensation the Employee is not otherwise entitled to receive.

                  (d) Employee understands that he has a period of seven (7) days from the date of executing this Agreement during which time Employee shall have the right to revoke this Agreement. Any such revocation shall be in writing and delivered to the Chairman of the Board of the Company.

                  (e) Employee further agrees not to sue the Companies or any or all of its owners, parent, subsidiaries, affiliates, related entities, officers, directors, agents, and/or employees, based on any matter, including those, relating to Employee's employment at the Companies and/or cessation thereof arising through the date Employee signs this Agreement. Employee further agrees that Employee will not permit an action to be filed on Employee's behalf seeking monetary relief against the Companies, and will not permit Employee to be a member of any class or group seeking monetary relief against the Companies in any matter relating to Employee's employment or cessation thereof. Employee states that he has not previously filed or joined in any complaints or charges or lawsuits against the Companies pending before any governmental agency or court of law relating to his employment and/or cessation thereof.

                  (f) The Companies agree not to sue the Employee for actions taken as an employee, officer or director of the Companies prior to the Effective Date, provided however, this covenant not to sue the Employee shall not be applicable to the Companies with respect to any matters whereby the Employee is alleged to have violated any law or regulation as determined in good faith by the Board of Directors of any of the Companies after consultation with counsel, or as directed by any applicable governmental agency, including, but not limited to the Office of Thrift Supervision or the Federal Deposit Insurance Corporation. Further, the Companies reserve the right to sue the Employee in order to enforce this Agreement and the provisions herein and to file any counterclaims in response to any litigation filed by the Employee against the Companies.

        5. Return of Property.
           ------------------

                All documents, records, data, apparatus, equipment, and other physical property, whether or not pertaining to Confidential Information, which have been furnished to the Employee by the Company or the Bank or which were produced by Employee in connection with Employee's employment with the Company or the Bank will be and remain the sole property of the Company and the Bank. Employee warrants that all such materials and property have been returned to the Company or the Bank and that Employee has not retained any such material or property or any copies thereof.

         6. Cooperation.
            -----------

                At all times before and after the Termination Date, Employee shall reasonably cooperate with the Company and the Bank in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Company or the Bank which relate to events or occurrences that transpired while
         Employee was employed by the Company or the Bank. Employee's cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Company or the Bank at mutually convenient times. During and after Employee's employment, Employee also shall reasonably cooperate with the Company or the Bank in connection with any investigation or review of any federal, state, or local regulatory authority as any such investigation or review relates to events or occurrences that transpired while Employee was employed by the Company or the Bank. The Company shall, at the request of Employee, reimburse any reasonable out-of-pocket expenses that Employee would be required to incur in connection with Employee's performance of Employee's obligations pursuant to this
         Section 6.

         7.  Notices
             -------

         Any notice required or permitted to be given hereunder shall be in writing and shall be effective three business days after it is properly sent by registered or certified mail, if to the Companies to the Chairman of the Board at the administrative offices of the Company, or if to Employee to the address set forth beneath his signature to this Agreement, or to such other address as either party may from time to time designate by notice.

         8.  Assignability
             -------------

                  This Agreement may not be assigned by any party without the prior written consent of the other parties, except that no consent is necessary for the Companies to assign this Agreement to a corporation succeeding to substantially all the assets or business of the Companies whether by merger, consolidation, acquisition or otherwise. This Agreement shall be binding upon Employee, his heirs and permitted assigns and the Companies, its successors and permitted assigns.

         9.  Severability
             ------------

                  Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or non-enforceability of any section shall not invalidate or render non-enforceable any other section contained herein. If any section or provision in a section is found invalid or unenforceable, it is the intent of the parties that a court of competent jurisdiction shall reform the section or provisions to produce its nearest enforceable economic equivalent.

         10.  Arbitration
              -----------

                  Except as provided at Section 2(f) herein, any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, with such arbitration hearing to be held at the offices of the American Arbitration Association ("AAA") nearest to Pittsburgh, Pennsylvania, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Either the Employee or the Company may file a request for such arbitration with the AAA.

          11.  Applicable Law
               --------------

                  It is the intention of the parties hereto that all questions and interpretations with respect to the construction and performance of this Agreement and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Commonwealth of Pennsylvania, with respect to any matter or thing arising out of this Agreement or pursuant thereto.

          12. Integration.
              -----------

                Employee further acknowledges and agrees that any prior representations, promises, or agreements between the parties relating to the subject matter of this Agreement are hereby extinguished; that there are no oral or written representations, promises, or agreements between the parties other than those set forth herein, and that this constitutes the entire and only Agreement on the subject matters covered herein.

          13.  The Complete Agreement
               ----------------------

                  This Agreement, and any attachments or exhibits appended hereto, shall represent the complete Agreement between the Companies and Employee concerning the subject matter hereof and supersedes all prior agreements or understandings, written or oral. No attempted modification or waiver of any of the provisions hereof shall be binding on either party unless made in writing and signed by both Employee and the Companies.

         14. Acknowledgement.
             ---------------

                By signing below, in addition to the provisions of the General Release and the covenant not to sue the Companies as contained herein at Section 4, Employee acknowledges that:

               a. Employee has been advised to consult with an attorney prior to signing this Agreement and has had the advice of counsel of his choosing;

               b. Employee was given at least 21 days from the date of first receipt of this Agreement on April 23, 2004, to consider the actual terms of this Agreement;

               c. Employee understands that Employee must deliver this signed Agreement to the Company, to the attention of David Butler, Chairman, Reserve Bancorp, Inc., 2000 Mt. Troy Road, Pittsburgh, PA 15212-1399, such that he receives it no later than 21 days after Employee receives this Agreement.

               d. Employee understands that Employee may revoke the General Release within seven (7) calendar days from the date of signing this Agreement, in which case this Agreement shall be null and void and of no force and effect on the Companies or Employee.

               e. Employee understands that this Agreement shall not become effective or enforceable until the 7-day revocation period has expired . Employee further understands and acknowledges that, to be effective, the revocation must be in writing, delivered to Mr. David Butler at the same address noted above, on or before the seventh (7th) calendar day by 5:00 PM after Employee signs this Agreement.

         PLEASE READ CAREFULLY THIS RETIREMENT AGREEMENT AND GENERAL RELEASE IN FULL. IT CONTAINS A COVENANT NOT TO SUE AND A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS ARISING OUT OF YOUR EMPLOYMENT, INCLUDING, BUT NOT LIMITED TO, THE RELEASE OF ALL CLAIMS UNDER TITLE VII OF THE 1964 CIVIL RIGHTS ACT, THE AMERICANS WITH DISABILITIES ACT, THE AGE DISCRIMINATION IN EMPLOYMENT ACT AS AMENDED BY THE OLDER WORKERS' BENEFIT PROTECTION ACT, AND/OR ANY OTHER FEDERAL OR STATE FAIR EMPLOYMENT OR ANTI-DISCRIMINATION STATUTES OR REGULATIONS.


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                          RESERVE BANCORP, INC. ("Company")
                                          RESERVE BANK ("Bank")


                                           By: /s/ David Butler
                                               ---------------------------------
                                                   David Butler
                                                   Chairman

         I have read this Agreement, and I am fully aware of the legal effects of the Agreement. I have chosen to execute the Agreement freely, without reliance upon any promises or representations made by the Company or the Bank other than those contained in this Agreement, and I understand that, under the terms of the Agreement, I will receive compensation payments as described in the Agreement, less applicable tax withholdings, beginning on the next feasible regular biweekly payroll date after the eighth (8th) day following my execution of this Agreement, provided I do not revoke this Agreement within the 7-day revocation period described herein.


                                               /s/ Richard A. Sinewe
                                               ---------------------------------
                                               Richard A. Sinewe, Employee

                                               Address:
                                               1048 Woodberry Road
                                               New Kensington, PA  15068



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